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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 16, 1997
                                                         -----------------

                                TSENG LABS, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Utah                       0-13502                    87-0391229
    ---------------            ----------------             ----------------
    (State or Other            (Commission File             (I.R.S. Employer
    Jurisdiction of                 Number)                Identification No.)
    Incorporation)




             18 W. Airy Street
        Norristown, Pennsylvania                              19401
-----------------------------------------                ---------------
 (Address of Principal Executive Offices)                    (Zip Code)




       Registrant's telephone number, including area code: (610) 313-9388


                                  6 Terry Drive
                           Newtown, Pennsylvania 18940
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 2. Acquisition or Disposition of Assets.

         On December 16, 1997, the Registrant entered into an Asset Purchase Agreement with ATI Research, Inc. ("ATI"), a wholly owned subsidiary of ATI Technologies, Inc., pursuant to which the Registrant sold to ATI various assets including computer design automation tools and related software, furniture, fixtures, office equipment and certain rights to intellectual property of the Registrant. The purchase price for the transaction was $3,023,000, $500,000 of which was placed in escrow to cover the indemnification obligations of the Registrant under the Asset Purchase Agreement. In addition, ATI assumed certain employee incentive payments in the aggregate amount of approximately $680,000 and agreed to lease the Registrant's Newtown, Pennsylvania facility (for approximately $330,000 per annum) for at least three years, with renewal options through 2007. The purchase price was reached through arms-length negotiations between the parties. There is no material relationship between the Registrant and ATI.

Item 5. Other Events.

         On December 22, 1997, the Registrant purchased 4,000,000 shares of its common stock, $.005 par value (the "Common Stock"), from Jack Tseng in a negotiated private transaction valued at $5,200,000, or $1.30 per share. Mr. Tseng is a founder of the Registrant, a former director of the Registrant and its former Chairman and President. Mr. Tseng resigned from the aforementioned positions on November 11, 1997. Mr. Tseng and his family remain investors in the Registrant with total holdings of 1,374,000 shares of Common Stock.






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits


         Exhibit Number     Description
         --------------     -----------
              10.1          Asset Purchase Agreement between Registrant and ATI
                            Research, Inc. dated as of December 16, 1997.












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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TSENG LABS, INC.
                                       (Registrant)


                                    By  /s/ Mark H. Karsch
                                        -----------------------------------
                                         Mark H. Karsch
                                         Senior Vice President and Chief
                                         Financial Officer


Dated:  February ___, 1998